UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Rehco Road

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]  In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” the “Company,” “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., a Nevada corporation, and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The special meeting of stockholders (the “Meeting”) for Innovus Pharmaceuticals, Inc. (the “Company”) was held on February 13, 2020. Of the 3,204,401 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding on January 13, 2020, the record date for the Meeting, a total of 2,918,970 shares of Common Stock were present or represented at the Meeting. The matters voted on, as described in the Company’s definitive proxy statement, filed on January 13, 2020, and the results of the votes are as follows:

1.

The “Adoption of the Merger Agreement” described in the Company’s definitive proxy statement was approved with 1,975,660 votes in favor, 172,950 votes against and 382 abstentions. The number of broker non-votes was 949,978.

2.

The “Ratification of the Appointment of Hall & Company. Inc. as Our Independent Registered Public Accounting Firm for the Fiscal Year Ended December 31, 2020” described in the Company’s definitive proxy statement was approved with 2,833,432 votes in favor, 80,361 votes against and 5,177 abstentions. The number of broker non-votes was 0.

3.

The proposal to approve the adjournment of the Meeting, if necessary, to continue to solicit additional proxies if there are not sufficient votes to approve the various matters being submitted to stockholders at the time of the Meeting or any adjournment or postponement thereof was approved with 2,648,537 votes in favor, 263,663 votes against and 6,770 abstentions. The number of broker non-votes was 0.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, Corporate Development, and General Counsel
Date: February 14, 2020